UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2014

Silver Eagle Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36025 (Commission File Number)	80-0914174 (I.R.S. Employer Identification Number)

1450 2nd Street, Suite 247 Santa Monica, California (Address of principal executive offices)	90401 (Zip code)

(310) 276-1219
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 31, 2014, Silver Eagle Acquisition Corp. (the “Company”) received a letter from the Office of General Counsel of The Nasdaq Stock Market (“NASDAQ”) stating that a NASDAQ Hearings Panel (the “Panel”) has determined to continue the listing of the Company’s common stock on NASDAQ. The continued listing is subject to the condition that, on or before December 3, 2014, the Company must provide to the Panel and to the staff of The Nasdaq Stock Market (the “Staff”) information establishing that the Company has regained compliance with Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which requires the Company to have at least 300 public holders for continued listing on the NASDAQ Capital Market, or has completed a business transaction that has resulted in an entity that meets all the requirements for initial listing on NASDAQ. The Letter also states that, should the Company fail to demonstrate to the Panel and the Staff that it meets these requirements by such date, the Panel may issue a delisting determination and suspend trading in the Company’s securities. There can be no assurance whether the Company will be successful in its efforts to regain compliance with the Minimum Public Holders Rule or complete a business transaction that has resulted in an entity that meets all the requirements for initial listing on NASDAQ, on or before December 3, 2014.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(b) On June 30, 2014, the Company filed a Current Report on Form 8-K announcing the resignation of ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) (“Rothstein Kass”) as independent registered public accounting firm for the Company following the acquisition of certain assets of Rothstein Kass and certain of its affiliates by KPMG LLP (“KPMG”). On August 5, 2014, the Audit Committee of the Board of Directors of the Company approved the engagement of KPMG as the Company’s independent registered public accounting firm.

During the fiscal year ended December 31, 2013 and through the subsequent interim period prior to the Company’s engagement of KPMG, the Company did not consult KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 6, 2014

Silver Eagle Acquisition Corp.

By:	/s/ James A. Graf
James A. Graf
Vice President, Chief Financial Officer, Treasurer and Secretary

[Signature Page to Form 8-K]